                                  CERTIFICATION

Each of the undersigned hereby certifies,  in accordance with 18 U.S.C. 1350, as adopted  pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002,  in his
capacity as an officer of Sporting  Magic,  Inc. (the  "Company"),  that, to his knowledge,  the  Quarterly  Report of the  Company on Form 10-QSB for the period ended August 31, 2002,  fully complies with the requirements of Section 13(a) of the Securities  Exchange Act of 1934 and that the information  contained in such report fairly presents,  in all material respects,  the financial  condition and results of operation of the Company.

Date: October 15, 2002                     By: /s/ Dan Cooke
                                               ---------------------------------
                                               Dan Cooke
                                               Chief Executive Officer

Date: October 15, 2002                     By: /s/ Charles Thompson
                                               ---------------------------------
                                               Charles Thompson
                                               Chief Financial Officer and
                                               Principal Accounting Officer